Exhibit 10.1

DATA last updated on May 26, 2004

Tenure Number 408850

Tenure Type	FOUR POST CLAIM
Old Tenure Number	408850
Tag Number	215552
Claim Name	JAMES GANG
Tenure Status	GOOD STANDING 2005.03.01
Mining Division	GREENWOOD
Primary Map	082E015
Secondary Maps
Area	12 UNITS
Owner(s)	118876	MORGAN, ROBERT WAYNE	100%
Locator	109141	GALLISSANT, GERARD
Commenced	2004.03.01 17:09
Completed	2004.03.01 17:22
Issue Date	2004.03.01
Work Recorded To	2005.03.01
Posts not Placed	13
Plotted On Map	NO

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